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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2006

                             OSAGE BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)


         Maryland                      333-137377                32-0181888
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(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

239 East Main Street, Pawhuska, Oklahoma                            74056
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (918) 287-2919
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                      INFORMATION TO BE INCLUDED IN REPORT


Item 8.01  Other Events
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     On December 14, 2006,  Osage  Bancshares,  Inc. ("Osage  Bancshares"),  the
proposed holding company for Osage Federal Bank (the "Bank") and successor to Osage Federal Financial, Inc. issued a press release announcing the results of its subscription offering and the extension of its community offering in connection with the Bank's "second-step conversion" from mutual holding company to stock holding company ownership. Osage Bancshares also announced that the maximum individual purchase limitation in the offering had been increased from 35,000 shares to 100,000 shares and the aggregate purchase limitation had been increased from 50,000 shares to 100,000 shares. Osage Bancshares also announced its intention to sell to approximately the midpoint of the offering range. The press release is filed as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits
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         (c) Exhibits. The following exhibits are furnished with this report.

         Exhibit 99.1 -- Press Release dated December 14, 2006.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OSAGE BANCSHARES, INC.


Date:  December 14, 2006               By: /s/ Mark S. White
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                                           Mark S. White
                                           President and Chief Executive Officer


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